Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ambient Water Corporation (the "Company") on Form 10-Q for the period ending June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith White, Chief Financial Officer of the Company, certify, pursuant to 81 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              /s/ Keith White

By:

             Keith White

Chief Financial Officer

(Principal Accounting Officer)

Date: July 31, 2015

A signed original of this written statement has been provided to the registrant and will be retained by the registrant to be furnished to the Securities and Exchange Commission or its staff upon request.